AMENDMENT NO. 1 TO OPTION AGREEMENT
This AMENDMENT NO. 1 TO OPTION AGREEMENT (this “Amendment”) is made and entered into as of December 10, 2024 by and between Senti Biosciences, Inc., a Delaware corporation (the “Company”), and Celadon Partners SPV XVI, a Cayman Islands limited liability company (the “Holder”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Agreement (as defined below).
WHEREAS, the Company, GeneFab, LLC, a Delaware limited liability company (“GeneFab”), and Valere Bio, a Delaware corporation, entered into that Framework Agreement, dated as of August 7, 2023 (as may be amended and modified from time to time, the “Framework Agreement”);
WHEREAS, pursuant to the Framework Agreement, the Company and GeneFab entered into that Option Agreement, dated as of August 7, 2023 (as may be amended and modified from time to time, the “Agreement”), which provides that GeneFab may transfer or assign the Purchase Option to its Affiliates at any time without the consent of the Company;
WHEREAS, GeneFab assigned to Valere Holding LLC (“VHL”), which is an Affiliate of GeneFab, all of GeneFab’s rights and obligations under the Agreement with respect to the Purchase Option pursuant to that certain Assignment Agreement entered into between GeneFab and VHL, dated as of August 30, 2023;
WHEREAS, VHL assigned to the Holder, which is an Affiliate of VHL and
GeneFab, all of VHL’s rights and obligations under the Agreement with respect to the Purchase Option pursuant to that certain Assignment Agreement entered into between VHL and the Holder, dated as of May 28, 2024;
WHEREAS, the parties hereto desire to amend the Agreement as set forth below;
WHEREAS, each of the parties hereto has approved the execution and delivery of this Amendment.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Holder agree as follows:
1.Amendments to the Agreement.
1.1Amendment to the Termination of the Agreement.
Section 7 of the Agreement is hereby amended and restated in its entirety as follows:
“[Reserved].”
2.Miscellaneous.
2.1No Further Amendment. The parties hereto agree that all other provisions of the Agreement shall, subject to the amendments set forth in Section 1 of this Amendment,

continue unmodified, in full force and effect and constitute legal and binding obligations of the parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment shall form an integral and inseparable part of the Agreement.
    2.2     Representations and Warranties.
Each of the Company and the Holder hereby represents and warrants to the other party that:
(a)Such party has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by such party of this Amendment have been duly and validly authorized by its board of directors and no other corporate action on the part of such party is necessary to authorize the execution and delivery by such party of this Amendment.
(b)This Amendment has been duly and validly executed and delivered by such party and, assuming the due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).
1.3References. Each reference to “this Agreement,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Agreement shall, effective from the date of this Amendment, refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement and references in the Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to August 7, 2023, and references to the date of this Amendment and “as of the date of this Amendment” shall refer to December 10, 2024.
1.4Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby and any reference to the Transactions shall be deemed a reference to the Transactions as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.
1.5Other Miscellaneous Terms. The provisions of Section 9 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as amended by this Amendment, taken together as a single agreement, reflecting the terms therein as amended by this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have hereunto caused this Amendment to be duly executed as of the date first set forth above.
CELADON PARTNERS SPV XVI
By its sole manager:
CELADON PARTNERS, LLC
Name: John Cullinane
    Title:     Manager
[Signature Page to Amendment No. 1 to Option Agreement]

IN WITNESS WHEREOF, the Parties have hereunto caused this Amendment to be duly executed as of the date first set forth above.
SENTI BIOSCIENCES, INC.
Name: Tim Lu
Title: CEO
[Signature Page to Amendment No. 1 to Option Agreement]